                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          March 10, 2006
                                                --------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
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             (Exact name of registrant as specified in its charter)

         Delaware                  001-13403                84-1032638
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(State or other jurisdiction      (Commission              (IRS Employer
      of incorporation)           File Number)          Identification No.)

 4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri      64116
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        (Address of principal executive offices)            (Zip Code)

 Registrant's telephone number, including area code       (816) 584-5000
                                                   -----------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

     Effective  March 10, 2006,  American  Italian Pasta Company (the "Company")
entered into a letter  agreement  amendment (the  "Amendment") to the engagement letter dated September 28, 2005 (the "Letter") between the Company and Alvarez &
Marsal,  LLC  ("A&M").  The  Amendment  (1) sets  staffing  levels and costs for remainder of 2006; (2) confirms the hourly billing rates for A&M personnel shall remain unchanged for 2006; (3) reduces the potential incentive  compensation set forth in the Letter from $2.0 million to $1.5 million by reducing the  potential incentive  compensation for reaching certain established  financial targets from
$1.0 million to $750,000 and reducing the potential  incentive  compensation for reaching certain established cash flow targets from $1.0 million to $750,000.

     In addition, as required under the Letter, the Company issued A&M a warrant to purchase  472,671  shares of the Company's  Class A Convertible  Common Stock
(the  Shares").  The warrant  provides for an exercise price of $5.67 per Share.
The warrant is fully vested and will expire on September  28, 2010.  The warrant contains  anti-dilution  protection and provides for certain  adjustments to the number of Shares that may be purchased  and the exercise  price in the event the
Company declares a stock dividend,  a stock split,  combines or consolidates the
Shares,  or in the  event of any  reclassification,  change  in the  outstanding securities of the Company,  reorganization or merger of the Company,  or sale of all or substantially all of its assets.

     The Amendment is attached as Exhibit 10.1 hereto and incorporated herein by reference.  The  warrant is attached  as Exhibit  10.2  hereto and  incorporated herein by reference.

Item 3.02  Unregistered Sales of Equity Securities.

     The  discussion  in Item 1.01 above  regarding the issuance of a warrant to
A&M is incorporated  herein by reference.  The warrant was issued by the Company in reliance upon the exemption from registration provided by Section 4(2) of the
Securities Act of 1933.

Item 9.01  Financial Statements and Exhibits.

     (d)   Exhibits.

     10.1  Letter Agreement between the Company and Alvarez & Marsal,  LLC dated
           March 10, 2006.

     10.2  Warrant to Purchase  Class A  Convertible  Common  Stock of  American
           Italian Pasta Company dated March 10, 2006.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

     Date:  March 16, 2006             AMERICAN ITALIAN PASTA COMPANY

                                       By:   /s/ James P. Fogarty
                                          --------------------------------------
                                             James P. Fogarty
                                             Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit Number      Description

     10.1           Letter  Agreement  between the Company and Alvarez & Marsal,
                    LLC dated March 10, 2006.

     10.2           Warrant to  Purchase  Class A  Convertible  Common  Stock of
                    American Italian Pasta Company dated March 10, 2006.